Exhibit 99

Gentherm Announces New Stock Repurchase Authorization

NORTHVILLE, Mich., June 5, 2024 (GLOBE NEWSWIRE) – Gentherm (NASDAQ: THRM), the global market leader of innovative thermal management and pneumatic comfort technologies for the automotive industry and a leader in medical patient temperature management systems, today announced that its Board of Directors authorized a new stock repurchase program of $150 million of the Company’s issued and outstanding common stock.

The new program will take effect upon the conclusion of Gentherm’s current program that began in 2020. As of June 4, 2024, the current stock repurchase program had approximately $26 million of repurchase authorization remaining.

“The new stock repurchase program reflects the Board of Director’s confidence in Gentherm’s future performance and our ability to generate strong cash flow,” said Phil Eyler, President and CEO. “This program demonstrates our commitment to driving value for our shareholders.”

The number of shares repurchased and the timing of the repurchases under the stock repurchase program will be determined by the Company’s management. Stock repurchases are subject to the Company’s alternative uses of capital and prevailing market conditions, applicable legal requirements, debt covenants and other considerations.

Gentherm may implement stock repurchases under its stock repurchase authorization utilizing a variety of methods including open market purchases, accelerated share repurchase programs, privately negotiated agreements or other transactions. Repurchases may also be made under a Rule 10b5-1 plan, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so under securities laws. The authorization under this stock repurchase program does not require that the Company repurchase any specific dollar value or number of shares and may be modified, extended, or terminated by the Company’s Board of Directors at any time without prior notice.

Investor Contact

Gregory Blanchette

investors@gentherm.com

248.308.1702

Media Contact

Melissa Fischer

media@gentherm.com

248.289.9702

About Gentherm

Gentherm (NASDAQ: THRM) is the global market leader of innovative thermal management and pneumatic comfort technologies for the automotive industry and a leader in medical patient temperature management systems. Automotive products include variable temperature Climate Control Seats, heated automotive interior systems (including heated seats, steering wheels, armrests and other components), battery performance solutions, cable systems, lumbar and massage comfort solutions, valve system technologies, and other electronic devices. Medical products include patient temperature management systems. The Company is also developing a number of new technologies and products that will help enable improvements to existing products and to create new product applications for existing and new markets. Gentherm has more than 14,000 employees in facilities in the United States, Germany, China, Czech Republic, Hungary, Japan, Malta, Mexico, Morocco, North Macedonia, South Korea, United Kingdom, Ukraine, and Vietnam. For more information, go to www.gentherm.com.

Forward-Looking Statements

Except for historical information contained herein, statements in this release are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Gentherm Incorporated’s goals, beliefs, plans and expectations about its prospects for the future and other future events. The forward-looking statements included in this release are made as of the date hereof or as of the date specified herein and are based on management’s reasonable expectations and beliefs. In making these statements we rely on assumptions and analysis based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors we consider appropriate under the circumstances. Such statements are subject to a number of important assumptions, significant risks and uncertainties (some of which are beyond our control) and other factors that may cause actual results or performance to differ materially from that described in or indicated by the forward-looking statements, including but not limited to:

•	macroeconomic, geopolitical and similar global factors in the cyclical Automotive industry;
•	increasing U.S. and global competition, including with non-traditional entrants;
•	our ability to effectively manage new product launches and research and development, and the market acceptance of such products and technologies;
•	the evolution and recent challenges of the automotive industry towards electric vehicles, autonomous vehicles and mobility on demand services, and related consumer behaviors and preferences;
•	our ability to convert automotive new business awards into product revenues;
•	the recent supply-constrained environment, and inflationary and other cost pressures;
•	the production levels of our major customers and OEMs in our key markets and sudden fluctuations in such production levels;
•	our ability to attract and retain highly skilled employees and wage inflation;
•	a tightening labor market, labor shortages or work stoppages impacting us, our customers or our suppliers, such as recent labor strikes among certain OEMs and suppliers;
•	our achievement of product cost reductions to offset customer-imposed price reductions or other pricing pressures;
•	our product quality and safety and impact of product safety recalls and alleged defects in products;
•	our ability to integrate our recent acquisitions and realize synergies, as well as to consummate additional strategic acquisitions, investments and exits, and achieve planned benefits;

•	any security breaches and other disruptions to our information technology networks and systems, as well as privacy, data security and data protection risks;
•	the impact of our global operations, including our global supply chain, operations within Ukraine, economic and trade policies, and foreign currency and exchange risk;
•	any loss or insolvency of our key customers and OEMs, or key suppliers;
•	our efforts to optimize our global supply chain and manufacturing footprint;
•	our ability to project future sales volume based on third-party information, based on which we manage our business;
•	the protection of our intellectual property in certain jurisdictions;
•	our compliance with anti-corruption laws and regulations;
•	legal and regulatory proceedings and claims involving us or one of our major customers;
•	the extensive regulation of our patient temperature management business;
•	risks associated with our manufacturing processes;
•	the effects of climate change and catastrophic events, as well as regulatory and stakeholder-imposed requirements to address climate change and other sustainability issues;
•	our product quality and safety;
•	our borrowing availability under our revolving credit facility, as well ability to access the capital markets, to support our planned growth; and
•	our indebtedness and compliance with our debt covenants.

The foregoing risks should be read in conjunction with the Company’s reports filed with or furnished to the Securities and Exchange Commission (the “SEC”), including “Risk Factors,” in its most recent Annual Report on Form 10-K and subsequent SEC filings, for a discussion of these and other risks and uncertainties. In addition, with reasonable frequency, we have entered into business combinations, acquisitions, divestitures, strategic investments and other significant transactions. Such forward-looking statements do not include the potential impact of any such transactions that may be completed after the date hereof, each of which may present material risks to the Company’s future business and financial results.

Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.